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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                            CURRENT REPORT (Amended)

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) October 6, 1997




                             RUSH ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant As Specified in Its Charter)



      Delaware                    0-20717                      74-1733016
      --------                    -------                      ----------
    (State or Other              (Commission                  (IRS Employer
    Jurisdiction of              File Number)               Identification No.)
    Incorporation)




  8810 I.H. 10 East, San Antonio, Texas                    78218
 --------------------------------------                    --------
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's Telephone Number, Including Area Code      (210) 661-4511
                                                        --------------




                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)



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ITEM 7.      Financial Statements and Exhibits.


      (a)    Financial Statements of Businesses Acquired.


      On October 6, 1997, the registrant, Rush Enterprises, Inc. ("Rush"), caused it's wholly owned subsidiary, Rush Equipment Centers Inc., to acquire substantially all of the assets of the John Deere Construction Equipment Division ("the Dealership") of C. Jim Stewart & Stevenson, Inc. ("CJSS"). Rush will account for the acquisition as a purchase.

      The assets are used to conduct the acquired business (the John Deere Construction Equipment Division (the Dealership) of C. Jim Stewart & Stevenson, Inc.). In accordance with Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)), audited financial statements for the acquired business are filed with this Report. With the concurrence of the Securities and Exchange Commission, pursuant to Rule 3-13 of Regulation S-X, as expressed in a letter dated October 27, 1997, from Craig C. Olinger, Deputy Chief Accountant to the Company, the audited financial statements of the acquired business consist of an audited statement of the assets to be acquired and liabilities to be assumed as of January 31, 1997, audited statement of revenues and direct operating expenses for the year ended January 31, 1997, and accompanying notes.


      (b)    Pro Forma Financial Information.


      In accordance with Article 11 of Regulation S-X, pro forma financial information is filed with this Report. With the concurrence of the Securities and Exchange Commission, pursuant to Rule 3-13 of Regulation S-X, as expressed in a letter dated October 27, 1997, from Craig C. Olinger, Deputy Chief Accountant, to the Company, the pro forma financial information consists of an unaudited pro forma condensed consolidated balance sheet as of June 30, 1997, an unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1997, an unaudited condensed consolidated statement of operations for the year ended December 31, 1996, and accompanying explanation and notes.


      (c)    Exhibits.



Exhibit                            Description
-------                            -----------
   99.1      C. Jim Stewart & Stevenson Construction Equipment Division,
                Financial Statements of Net Assets to be Acquired and Liabilities to be Assumed as of January 31, 1997, and July 31, 1997, and the Statements of Revenues and Direct Operating Expenses for the Year Ended January 31, 1997, and the Six-Month Periods Ended July 31, 1997 and 1996

   99.2      Rush Enterprises, Inc., Pro Forma Condensed Consolidated
                Financial Statements




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                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Date:    December 19, 1997


                                       RUSH ENTERPRISES, INC.




                                       By         /s/ Martin A. Naegelin, Jr.
                                          -------------------------------------
                                                  Martin A. Naegelin, Jr.
                                                  Vice President, Finance and
                                                  Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit                            Description
-------                            -----------
   99.1      C. Jim Stewart & Stevenson Construction Equipment Division,
                Financial Statements of Net Assets to be Acquired and
                Liabilities to be Assumed as of January 31, 1997, and July 31,
                1997, and the Statements of Revenues and Direct Operating
                Expenses for the Year Ended January 31, 1997, and the
                Six-Month Periods Ended July 31, 1997 and 1996

   99.2      Rush Enterprises, Inc., Pro Forma Condensed Consolidated Financial
                Statements